                                                                    EXHIBIT 99.3

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On April 3, 2000, Bell Atlantic Corporation (Bell Atlantic) and Vodafone AirTouch plc (Vodafone AirTouch) consummated their previously announced agreement to combine their U.S. wireless assets. Vodafone AirTouch contributed its U.S. wireless assets (including its 50% ownership of PrimeCo Personal Communications, L.P.) and approximately $4 billion of liabilities to an existing Bell Atlantic partnership (Cellco Partnership, now doing business as Verizon Wireless) in exchange for a 65.1% interest in Verizon Wireless, and Bell Atlantic retained a 34.9% interest. For accounting purposes, Bell Atlantic will consolidate the Cellco Partnership because it controls its operations and financial policies.

The following unaudited pro forma combined condensed financial statements reflect Bell Atlantic's acquisition of Vodafone AirTouch's U.S. wireless businesses using the purchase method of accounting and should be read in conjunction with the historical consolidated or combined financial statements and accompanying notes of Vodafone AirTouch PLC - U.S. Cellular and Paging Operations and PrimeCo Personal Communications, L.P. (PrimeCo). The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the acquisition as if it had occurred on December 31, 1999 and the Unaudited Combined Condensed Statement of Income gives effect to the acquisition as if it had occurred on January 1, 1999. In these statements, the allocation of the purchase price to the assets acquired and liabilities assumed, based on their respective fair values has been made on the basis of preliminary estimates. The final determination of these fair values could result in purchase accounting adjustments, which may impact Bell Atlantic's results of operations and financial position.

The unaudited pro forma financial information has not been adjusted to reflect the exchange of certain wireless interests with ALLTEL Corporation, which was effected to eliminate certain regulatory conflicts relating to our wireless operations and which closed on April 1, 2000. The ALLTEL transaction will not have a material effect on the results of continuing operations or financial position of Bell Atlantic. As a result of this transaction, Bell Atlantic expects to record a one-time pre-tax gain, subject to a final determination of the fair value of the assets involved, of approximately $800 million in the second quarter of 2000.

The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been completed at the dates indicated. The information does not necessarily indicate the future operating results or financial position of Bell Atlantic.

It is anticipated that, upon completion of Bell Atlantic's merger with GTE Corporation (GTE), the combined company will contribute its interest in the U.S. wireless assets of GTE and increase its interest in Verizon Wireless to 55%. This proposed transaction has not been reflected in the unaudited pro forma combined condensed financial statements contained in this Exhibit 99.3.

           Cautionary Statement Concerning Forward-Looking Statements

This pro forma financial information contains forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "estimates," "hopes" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements:

 .    the ability of Verizon Wireless to combine operations and obtain revenue enhancements and cost savings;

 .    materially adverse changes in economic conditions in the markets served by
     Verizon Wireless;

 .    material changes in available technology;

 .    the extent, timing, success, and overall effects of competition;

 .    the timing of the completion of the merger with GTE; and

 .    the ability of Verizon Wireless to combine operations and obtain revenue enhancements and cost savings following the addition of the U.S. wireless assets of GTE.

                                                                    EXHIBIT 99.3

                            Bell Atlantic Corporation
                   Pro Forma Combined Condensed Balance Sheet
                                December 31, 1999
                                   (Unaudited)


                                                                Historical     Adjusted                          Pro Forma
                                                   Historical    Vodafone       PrimeCo     Pro Forma             Combined
(Dollars in Millions)                             Bell Atlantic  AirTouch      (Note 1)    Adjustments         Bell Atlantic
-----------------------------------------------------------------------------------------------------------------------------
Assets
 Current assets
   Cash and temporary cash investments               $ 1,936                    $   23                           $  1,959
   Receivables, net                                    7,025      $   610           73      $    (10)  (4)          7,698
   Other current assets                                1,635          293           66                              1,994
                                                     --------------------------------------------------------------------
                                                      10,596          903          162           (10)              11,651
                                                     --------------------------------------------------------------------
Plant, property and equipment, net                    39,299        4,058        1,078                             44,435
Investments in unconsolidated businesses               6,275        6,755                     (5,677)  (2)          7,353
Intangible assets, net                                 2,168       33,558          661         4,523   (2)         34,669
                                                                                              (6,241)  (5)
Other assets                                           4,276           22            4                              4,302
                                                     --------------------------------------------------------------------
Total assets                                         $62,614      $45,296       $1,905      $ (7,405)            $102,410
                                                     ====================================================================

Liabilities and Shareowners' Investment
Current liabilities
   Debt maturing within one year                      $5,455      $   475       $   29                           $  5,959
   Accounts payable and accrued liabilities            6,465          302          359      $    (10)  (4)          7,116
   Other current liabilities                           1,547          588           47                              2,182
                                                     --------------------------------------------------------------------
                                                      13,467        1,365          435           (10)              15,257
                                                     --------------------------------------------------------------------
Long-term debt                                        18,463                       160         3,591   (5)         22,214
                                                     --------------------------------------------------------------------
Employee benefit obligations                           9,326                                                        9,326
                                                     --------------------------------------------------------------------
Deferred income taxes                                  3,892       12,226                    (10,376)  (5)          9,142
                                                                                               3,400   (9)
                                                     --------------------------------------------------------------------
Deferred credits and other liabilities                 1,128           14           30                              1,172
                                                     --------------------------------------------------------------------
Minority interest, including a portion subject
  to redemption requirements                             458          235          126        23,500   (5)         24,319
                                                     --------------------------------------------------------------------
Shareowners' investment
   Common stock (1,576,246,325 shares)                   158                                                          158
   Contributed capital                                13,550       31,456        1,154        (1,154)  (2)         18,650
                                                                                             (31,456)  (5)
                                                                                               8,500   (5)
                                                                                              (3,400)  (9)
   Reinvested earnings                                 2,806                                                        2,806

   Accumulated other comprehensive income                450                                                          450
                                                     --------------------------------------------------------------------
                                                      16,964       31,456        1,154       (27,510)              22,064
   Less common stock in treasury, at cost                640                                                          640
   Less deferred compensation - employee
     stock ownership plans                               444                                                          444
                                                     --------------------------------------------------------------------
Total shareowners' investment                         15,880       31,456        1,154       (27,510)              20,980
                                                     --------------------------------------------------------------------
Total liabilities and shareowners' investment        $62,614      $45,296       $1,905      $ (7,405)            $102,410
                                                     ====================================================================

  See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements

                                                                    EXHIBIT 99.3

                            Bell Atlantic Corporation
                Pro Forma Combined Condensed Statement of Income
                  For the Twelve Months ended December 31, 1999
                                   (Unaudited)


                                                                   Historical    Adjusted                      Pro Forma
                                                   Historical       Vodafone     PrimeCo     Pro Forma         Combined
(Dollars in Millions, Except Per Share Amounts)   Bell Atlantic     AirTouch     (Note 1)   Adjustments      Bell Atlantic
---------------------------------------------------------------------------------------------------------------------------
Operating revenues                                   $33,174         $5,298       $ 486       $(127)   (4)      $38,831
Operating expenses                                    24,679          4,944         687        (127)   (4)       30,990
                                                                                                807    (7)
                                                     ----------------------------------------------------------------------
Operating income                                       8,495            354        (201)       (807)              7,841

Income (loss) from unconsolidated businesses             143            (72)                    268    (3)          339

Other income and (expense), net                          135             27          23                             185
Interest expense                                       1,263             48          12         231    (8)        1,554
Mark-to-market adjustment for exchangeable
  notes                                                 (664)                                                      (664)
Provision for income taxes                             2,557            116                    (415)   (9)        2,258
Minority interest income (expense)                       (81)           (79)         14          92    (6)          (54)
                                                     ----------------------------------------------------------------------
Income from continuing operations                    $ 4,208         $   66       $(176)      $(263)            $ 3,835
                                                     ======================================================================
Basic Earnings Per Common Share
Income from continuing operations per
  common share                                       $  2.72                                                    $  2.47
                                                     ----------------------------------------------------------------------
Weighted-average shares outstanding
(in millions)                                          1,553                                                      1,553
                                                     ----------------------------------------------------------------------
Diluted Earnings Per Common Share
Income from continuing operations per
  common share                                       $  2.66                                                    $  2.42
                                                     ----------------------------------------------------------------------
Weighted-average shares - diluted
 (in millions)                                         1,583                                                      1,583
                                                     ----------------------------------------------------------------------

             See accompanying Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements

                                                                    EXHIBIT 99.3

                            Bell Atlantic Corporation
      Notes To Unaudited Pro Forma Combined Condensed Financial Statements
                              (Dollars In Millions)

Pro Forma Adjustments

(1) The following represents the historical results of operations and financial position of PrimeCo, adjusted for the effect of the removal of the results of operations and financial position for the Houston, Richmond and Chicago Major Trading Areas (MTA's) which were not part of this purchase acquisition.

                      PrimeCo Personal Communications, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 1999
                                   (Unaudited)

                                                                           Houston/Richmond/
(Dollars in Millions)                                Historical PrimeCo        Chicago MTA's      Adjusted PrimeCo
-------------------------------------------------------------------------------------------------------------------
Assets
Current assets
   Cash and temporary cash investments                          $   25              $    (2)                $   23
   Receivables, net                                                106                  (33)                    73
   Other current assets                                             77                  (11)                    66
                                                   ----------------------------------------------------------------
                                                                   208                  (46)                   162
                                                   ----------------------------------------------------------------
Plant, property and equipment, net                               1,650                 (572)                 1,078
Intangible assets, net                                           1,158                 (497)                   661
Other assets                                                         5                   (1)                     4
                                                   ----------------------------------------------------------------
Total assets                                                    $3,021              $(1,116)                $1,905
                                                   ================================================================
Liabilities and Shareowners' Investment
Current liabilities
   Debt maturing within one year                                $   39              $   (10)                $   29
   Accounts payable and accrued liabilities                        434                  (75)                   359
   Other current liabilities                                        62                  (15)                    47
                                                   ----------------------------------------------------------------
                                                                   535                 (100)                   435
                                                   ----------------------------------------------------------------
Long-term debt                                                     220                  (60)                   160
                                                   ----------------------------------------------------------------
Deferred credits and other liabilities                              38                   (8)                    30
                                                   ----------------------------------------------------------------
Minority interest                                                  126                    --                   126
                                                   ----------------------------------------------------------------
Shareowners' investment
  Contributed capital                                            2,102                 (948)                 1,154
                                                   ----------------------------------------------------------------
Total shareowners' investment                                    2,102                 (948)                 1,154
                                                   ----------------------------------------------------------------
Total liabilities and shareowners' investment                   $3,021              $(1,116)                $1,905
                                                   ================================================================

                                                                    EXHIBIT 99.3

                           Bell Atlantic Corporation
     Notes To Unaudited Pro Forma Combined Condensed Financial Statements
                             (Dollars In Millions)


                     PrimeCo Personal Communications, L.P.
             Pro Forma Condensed Consolidated Statement of Income
                 For the Twelve Months ended December 31, 1999
                                  (Unaudited)


                                                                     Houston/Richmond/
(Dollars in Millions)                          Historical PrimeCo        Chicago MTA's       Adjusted PrimeCo
---------------------------------------------------------------------------------------------------------------
Operating revenues                                         $ 841                 $(355)                $  486
Operating expenses                                         1,135                  (448)                   687
                                             ------------------------------------------------------------------
Operating income                                            (294)                   93                   (201)
Other income and (expense), net                               21                     2                     23
Interest expense                                              16                    (4)                    12
Minority interest income, net                                 14                    --                     14
                                             ------------------------------------------------------------------
Income (loss) from continuing operations                   $(275)                $  99                  $(176)
                                             ==================================================================

(2) This adjustment eliminates Bell Atlantic's and Vodafone AirTouch's historical equity investments in PrimeCo, as adjusted. PrimeCo, as adjusted, becomes a wholly owned subsidiary of Verizon Wireless and will be consolidated in the financial statements of Bell Atlantic. Costs included in the equity investment balances in excess of PrimeCo's net assets are recorded as an increase to intangible assets.

(3) This adjustment eliminates the equity loss associated with Bell Atlantic's and Vodafone AirTouch's proportionate share of the results of operations for PrimeCo for the year ended December 31, 1999, while retaining the equity loss associated with Bell Atlantic's interest in Houston, Richmond and Chicago MTA's, which Bell Atlantic will retain on the equity method.

(4) This entry reflects the elimination of certain intercompany roaming revenues, expenses, receivables and payables between Vodafone AirTouch, Bell Atlantic and PrimeCo, as adjusted.

(5) These adjustments give effect to the purchase method of accounting for the acquisition of the U.S. cellular and paging operations of Vodafone AirTouch, including Vodafone AirTouch's 50% ownership interest in PrimeCo, as adjusted, and its contribution of an additional $3.6 billion of debt. The estimate of the purchase price of $32 billion is preliminary, and is subject to change upon the results of an independent third party appraisal of the fair value of the domestic wireless assets and liabilities of Vodafone AirTouch, as well as the identification of certain intangible assets. The excess consideration of $8.5 billion, over Bell Atlantic's carrying value in the Cellco Partnership, has been included as an adjustment to equity in the consolidated financial statements. Also $23.5 billion has been included to account for the minority interest.

(6) This entry records Vodafone AirTouch's minority interest in the earnings of Verizon Wireless, as adjusted by the pro forma entries.

(7) This entry represents the depreciation and amortization expense in 1999 for the assets acquired less the expense amounts already reflected in the historical financial statements of Vodafone AirTouch and PrimeCo. This depreciation and amortization expense is based on a preliminary assessment of the value of the acquired assets and estimated asset lives ranging from 5 to 40 years, and will be revised when we receive the results of an independent third party appraisal of the fair value of the domestic wireless assets and liabilities of Vodafone AirTouch and PrimeCo.

(8) This adjustment reflects the recognition of incremental interest expense on the additional borrowings assumed from Vodafone AirTouch. Interest expense for 1999 was calculated using an interest rate of 6.43%.

(9) These adjustments reflect the tax effect of the $8.5 billion adjustment to equity and the pro forma income statement adjustments.